Consent of Independent Auditors

We hereby consent to the incorporation by reference in the previously filed Registration Statements on Form S-8 of B.O.S. Better Online Solutions Ltd. (the “Company”) of our independent auditors’ report dated March 24, 2003, relating to the consolidated financial statements of B.O.S. Better Online Solutions Ltd. appearing in the Company’s Annual Report on Form 20-F for the year ended December 31, 2002.

Tel Aviv, Israel	/s/ Kost Forer & Gabbay
June 26, 2003	KOST FORER & GABBAY
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